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                  SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC  20549


                              __________


                             FORM 8-K/A-1

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    September 11, 1996
                                                    ------------------


                       UNION PACIFIC CORPORATION
                       -------------------------
          (Exact Name of Registrant as Specified in Charter)


              Utah                 1-6075              13-2626465
              ----                 ------              ----------
   (State or Other Jurisdiction  (Commission         (IRS Employer
         of Incorporation)       File Number)    Identification No.)


Eighth and Eaton Avenues, Bethlehem, Pennsylvania              18018
-------------------------------------------------              -----
    (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code   (610) 861-3200


                                  N/A
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)





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The Current Report on Form 8-K of Union Pacific Corporation dated
September 11, 1996 as filed with the Securities and Exchange Commission on September 16, 1996 is hereby amended to include the following:


Item 7.   Pro Forma Financial Information and Exhibit

       (b) Pro Forma Financial Information The unaudited pro forma financial statements of Union Pacific Corporation (UP) include the following: i) the acquisition of 100 percent of Southern Pacific Rail Corporation's common stock; ii) the initial public offering and distribution to UP's stockholders of Union Pacific Resources Group Inc.'s common stock and iii) the pro forma full year effect of the April 1995 acquisition of Chicago and North Western Transportation Company. Such pro forma financial statements are required to be reported in this Current Report on Form 8-K, as amended, and are attached as Exhibit 99.5, incorporated by reference herein.

       (c) Exhibit

99.5 The pro forma financial statements of Union Pacific Corporation for the year ended December 31, 1995 and as of and for the six months ended June 30, 1996.

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                             SIGNATURE
                             ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 17, 1996



                                UNION PACIFIC CORPORATION



                                By: /s/Joseph E. O'Connor, Jr.
                                    -----------------------------
                                    Joseph E. O'Connor, Jr.
                                    Vice President and Controller

        INDEX

                           EXHIBIT INDEX
                           -------------


Exhibit                         Description
-------                         -----------
99.5       The pro forma financial statements of Union Pacific
           Corporation for the year ended December 31, 1995 and as of and for the six months ended June 30, 1996.